SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 835-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Gregory M. Fay, the Chief Accounting and Administrative Officer of Innkeepers USA Trust (the “Company”), will leave the Company effective October 31, 2004. Mr. Fay is leaving the Company to pursue other opportunities, and not as the result of any accounting-related policy of, or accounting-related disagreement with, the Company. Mr. Fay’s duties will be absorbed initially by the Company’s other executives and current staff, and the Company will consider adding additional staff as necessary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST
(Registrant)

Date: September 22, 2004	By:	/s/ David Bulger
David Bulger
Executive Vice President
Chief Financial Officer and Treasurer